SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ROYCE VALUE TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date filed:

ROYCE VALUE TRUST, INC.

745 Fifth Avenue
New York, New York 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 23, 2009

To the Stockholders of:

ROYCE VALUE TRUST, INC.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE VALUE TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Wednesday, September 23, 2009, at 10:00 a.m. (Eastern time), for the following purposes:

1.	To elect four Directors to the Fund’s Board:

	(i)	two Directors to be elected by the holders of the Fund’s Common Stock and its 5.90% Cumulative Preferred Stock (the “Preferred Stock”), voting together as a single class, and

	(ii)	two Directors to be elected only by the holders of the Fund’s Preferred Stock voting as a separate class; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

       The Board of Directors of the Fund has set the close of business on July 15, 2009 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

       To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also provide your vote via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials, please take advantage of these prompt and efficient voting options. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen
Secretary

August 14, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2009

THIS NOTICE, PROXY STATEMENT AND PROXY CARD FOR
THE FUND IS AVAILABLE AT WWW.PROXYVOTE.COM

PROXY STATEMENT

ROYCE VALUE TRUST, INC.
745 Fifth Avenue
New York, New York 10151

ANNUAL MEETING OF STOCKHOLDERS
September 23, 2009

INTRODUCTION

       The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Value Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Wednesday, September 23, 2009, at 10:00 a.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 14, 2009.

       All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

       You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

       The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares. Some officers and employees of the Fund and/or Royce & Associates, LLC (“R&A”), the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

       The Board of Directors of the Fund has set the close of business on July 15, 2009 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 5.90% Cumulative Preferred Stock

(the “Preferred Stock” and, together with the Common Stock, “Stock” or “shares”) held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

       As of the Record Date, there were 66,023,255 shares of Common Stock and 8,800,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

	Class/Series	Amount and	Percent of
Name and Address of Owner	of Stock	Nature of Ownership	Class/Series

Cede & Co.*	Common	64,116,656 shares—	97.11%
Depository Trust Company		Record*
P.O. Box #20
Bowling Green Station	5.90%	8,800,000 shares—	100%
New York, NY 10028	Preferred	Record*

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

       The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders
Election of Directors	Common and Preferred Stockholders, voting together as a single class, elect two Directors	Preferred Stockholders, voting as a separate class, elect two additional Directors

PROPOSAL 1: ELECTION OF DIRECTORS

       At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. These six directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Charles M. Royce and G. Peter O’Brien have each been nominated by the Board of Directors for a three-year term to expire at the Fund’s 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The classes of Directors are indicated below:

CLASS I DIRECTORS TO SERVE UNTIL 2012 ANNUAL MEETING OF STOCKHOLDERS
Charles M. Royce
G. Peter O’Brien

CLASS III DIRECTORS SERVING UNTIL 2011 ANNUAL MEETING OF STOCKHOLDERS
Stephen L. Isaacs

CLASS II DIRECTORS SERVING UNTIL 2010 ANNUAL MEETING OF STOCKHOLDERS
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

       The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister. It should be noted that William L. Koke is scheduled to retire in accordance with the Board’s retirement policy on December 31, 2009.

       Each of these persons has agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

       Certain biographical and other information concerning the existing Directors and the nominees who are “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including their designated classes, is set forth below.

Number of
			Length			Portfolios	Other
Name, Address* and		Positions	of	Current		in Fund	Public
Principal Occupations		With	Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Charles M. Royce***	69	Class I	1986	2009	Common	30	Director of

President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“R&A”), investment adviser to the Fund, Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”), The Royce Fund (“TRF”) and Royce Capital Fund (“RCF”) (the Fund, RFT, RMT, TRF and RCF collectively, “The Royce Funds”).

		Director and President†			and Preferred		Technology Investment Capital Corp.

Mark R. Fetting***	54	Class II	2001	2010	Common	44	None

President and Chief Executive Officer of Legg Mason, Inc. Mr. Fetting’s prior business experience includes having served as a Member of the Board of Managers of R&A; Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates; and Vice President, T. Rowe Price Group, Inc.

		Director			and Preferred	(Director/ Trustee of all Royce Funds consisting of 30 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)

*	Mr. Royce’s address is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151. Mr. Fetting’s address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.
**	Each of the Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.
***	“Interested person,” as defined in the Investment Company Act, of the Fund.
†	Elected by and serves at the pleasure of the Board of Directors.

Interested Persons

       Messrs. Royce and Fetting are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund’s Directors and officers.

       Certain biographical and other information concerning the existing Directors and nominees who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Richard M. Galkin	71	Class II	1986	2010	Common	30	None

Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

		Director			and Preferred

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Stephen L. Isaacs	69	Class III	1986	2011	Common	30	None

President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

		Director			and Preferred

William L. Koke	74	Director	2001	2009	Preferred	30	None

Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

only

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Arthur S. Mehlman	67	Class II	2004	2010	Common	44	Director of

Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit)(from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

		Director			and Preferred	(Director/ Trustee of all Royce Funds consisting of 30 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Municipal Mortgage & Equity, LLC

David L. Meister	69	Director	1986	2009	Preferred	30	None

Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

only

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

G. Peter O’Brien	63	Class I	2001	2009	Common	44	Director of

Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

		Director			and Preferred	(Director/ Trustee of all Royce Funds consisting of 30 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	Technology Investment Capital Corp.

*	Messrs. Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien’s address is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Each of the Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien are each a member of the Fund’s Audit Committee and its Nominating Committee.

Audit Committee Report

       The Board of Directors has a standing Audit Committee (the “Audit Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (the “Independent Directors”). The current members of the Audit Committee are Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission (“SEC”) regulations.

       The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board of Directors has adopted an Audit Committee Charter for the Fund which was previously filed as an Exhibit to the proxy statement filed with the SEC on behalf of the Fund on August 21, 2008.

       The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker (“TW&B”), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining their independence.

       At its meeting held on February 5, 2009, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2008 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2008 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s 2008 Annual Report to Stockholders.

Nominating Committee

       The Board of Directors has a Nominating Committee composed of the six Independent Directors, namely Messrs. Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien. Messrs. Galkin and O’Brien serve as Co-Chairmen of the Nominating Committee. The Board of Directors has adopted a Nominating Committee Charter which was previously filed as an Exhibit to the proxy statement filed with the SEC on behalf of the Fund on August 23, 2007.

       The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

       To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Value Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

       Although the Board of Directors does not have a standing compensation committee, the Independent Directors review their compensation annually.

Committee and Board of Directors Meetings

       During the year ended December 31, 2008, the Board of Directors held six meetings, the Audit Committee held two meetings and the Nominating Committee did not hold any meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the Audit Committee held during that year.

Compensation of Directors and Affiliated Persons

       Each Independent Director receives a base fee of $10,000 per year plus $1,100 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2008 in addition to or in lieu of this standard arrangement.

       Set forth on the following page is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2008.

					Total
		Pension or			Compensation
		Retirement		Total	From the
		Benefits	Estimated	Compensation	Fund and
		Accrued	Annual	From The	Fund
	Aggregate	as Part	Benefits	Royce Funds	Complex
	Compensation	of Fund	upon	Paid to	Paid to
Name	From the Fund	Expenses	Retirement	Directors	Directors[1]
Richard M. Galkin, Director	$16,200	None	None	$126,000	$126,000
Stephen L. Isaacs, Director	16,200	None	None	126,000	126,000
William L. Koke, Director[2]	16,200	None	None	126,000	126,000
Arthur S. Mehlman, Director	16,200	None	None	126,000	252,250
David L. Meister, Director	16,200	None	None	126,000	126,000
G. Peter O’Brien, Director	16,200	None	None	126,000	244,750

[1]
Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2008 from the Fund Complex. The Fund Complex includes the 30 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Family of Funds.

[2]	Includes $5,862 from the Fund ($45,600 from the Fund and other Royce Funds) deferred during 2008 at the election of Mr. Koke under The Royce Funds’ Deferred Compensation Plan for trustees/directors.

Officers of the Fund

Officers of the Fund are elected each year by the Fund’s Board of Directors. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

Charles M. Royce	69	President	1986
President, Co-Chief Investment Officer and
Member of Board of Managers of R&A.

John D. Diederich	58	Vice	1997
Chief Operating Officer, Managing		President
Director and Member of the Board of		and
Managers of R&A; Chief Financial Officer		Treasurer
of R&A; Director of Administration of The
Royce Funds; and President of Royce Fund
Services, Inc. (“RFS”), having been
employed by R&A since April 1993.

Jack E. Fockler, Jr.	50	Vice	1995
Managing Director and Vice President of		President
R&A; Vice President of RFS, having been
employed by R&A since October 1989.

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

W. Whitney George	51	Vice	1995
Managing Director, Vice President and		President
Co-Chief Investment Officer of R&A,
having been employed by R&A since
October 1991.

Daniel A. O’Byrne	47	Vice	1994
Principal and Vice President of R&A,		President
having been employed by R&A since
October 1986.

John E. Denneen	42	Secretary and	1996 to 2001
General Counsel, Principal, Chief Legal		Chief Legal	and
and Compliance Officer and Secretary of		Officer	since 2002
R&A; Secretary and Chief Legal Officer
of The Royce Funds.

Lisa Curcio	49	Chief	2004
Chief Compliance Officer of The Royce		Compliance
Funds (since October 2004); and		Officer
Compliance Officer of R&A (since
June 2004).

*	The address of each officer is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Elected by and serves at the pleasure of the Board of Directors.

Stockholder Communications

Stockholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund’s Independent Directors attended the 2008 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

Information relating to each Director’s ownership as of July 15, 2009 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

Aggregate Dollar Range of
	Aggregate Dollar	Securities in all Royce Funds
	Range of Equity	overseen by each Director
Name	in the Fund	in the Royce Family of Funds

Interested Director:
Charles M. Royce	Over $100,000	Over $100,000
Mark R. Fetting	$10,001-$50,000	Over $100,000

Non-Interested Directors:
Richard M. Galkin	$1-$10,000	Over $100,000
Stephen L. Isaacs	$10,001 -$50,000	Over $100,000
William L. Koke	$10,001 -$50,000	Over $100,000
Arthur S. Mehlman	$1-$10,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001 -$50,000	Over $100,000

Information regarding ownership of the Fund’s shares by the Fund’s Directors and officers as of the Record Date is set forth below:

Amount of Record/Beneficial
Ownership of
Name and Address* of Owner	Shares of Common Stock
Interested Directors:
Charles M. Royce	236,863
Mark R. Fetting	1,425

Non-Interested Directors:
Richard M. Galkin	1,169

Amount of Record/Beneficial
Ownership of
Name and Address* of Owner	Shares of Common Stock

Stephen L. Isaacs	1,465
William L. Koke	3,382
Arthur S. Mehlman	1,166
David L. Meister	None
G. Peter O’Brien	2,670
Interested Officers:
John D. Diederich	1,013
Jack E. Fockler, Jr.	None
W. Whitney George	None
Daniel A. O’Byrne	None
John E. Denneen	None
Lisa Curcio	None

*	The address of each Director and officer is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.

As of the Record Date, all Directors and officers of the Fund as a group (14 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of Common Stock.

As of July 15, 2009, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

Vote Required

A quorum consists of stockholders representing a majority of the outstanding shares of the Fund’s Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board of Directors recommends that all stockholders vote FOR all Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The aggregate fees paid to TW&B in connection with the annual audit of the Fund’s financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $35,500 and $38,500, respectively, including out of pocket expenses.

Audit Related Fees

The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for each of the fiscal years ended December 31, 2007 and December 31, 2008 was $1,500. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

Tax Fees

The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $6,000 and $6,500, respectively.

All Other Fees

There were no other fees billed for non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were $7,500 and $8,000, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

The Audit Committee has determined that the preparation of the rating agency reports is compatible with maintaining TW&B’s independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2008. No representatives of TW&B will be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund’s December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser

R&A’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2008 was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six months ended June 30, 2009 will be mailed to stockholders in late August 2009. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.roycefunds.com.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Fund’s 2010 Annual Meeting of Stockholders must be received by the Fund by April 16, 2010 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2010 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 16, 2010 and May 16, 2010. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery

If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary

Dated: August 14, 2009

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To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1)	Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11717	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M16166-P83936	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Vote On Directors		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors	All	All	Except
Nominees:
01) CHARLES M. ROYCE
	02) G. PETER O’BRIEN	o	o	o

2. To transact such other business as may properly come before the meeting.

The shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M16167-P83936

COMMON PROXY	COMMON PROXY
ROYCE VALUE TRUST, INC. COMMON STOCK 745 FIFTH AVENUE NEW YORK, NEW YORK 10151 This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of stock of the Fund held of record by the undersigned on July 15, 2009 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 23, 2009, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote by Internet
PROXY TABULATOR
P.O. BOX 9112	1)	Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11717	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M16168-P83936	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Vote On Directors		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors	All	All	Except
Nominees:
	01) CHARLES M. ROYCE 02) G. PETER O’BRIEN 03) WILLIAM L. KOKE 04) DAVID L. MEISTER	o	o	o

2. To transact such other business as may properly come before the meeting.

The shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M16169-P83936

PREFERRED PROXY	PREFERRED PROXY
ROYCE VALUE TRUST, INC. 5.90% CUMULATIVE PREFERRED STOCK 745 FIFTH AVENUE NEW YORK, NEW YORK 10151 This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of stock of the Fund held of record by the undersigned on July 15, 2009 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 23, 2009, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.